                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               PULTE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               PULTE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 18, 2000

To the Shareholders of Pulte Corporation:

     The Annual Meeting of Shareholders of Pulte Corporation (the "Company") will be held at the Michigan State University Management Education Center, Room 103, 811 West Square Lake Road, Troy, Michigan, on Thursday, May 18, 2000, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following matters:

     (1) The election of three directors.

     (2) The proposal to adopt the Pulte Corporation 2000 Stock Plan for Nonemployee Directors.

     (3) The proposal to adopt the Pulte Corporation 2000 Stock Incentive Plan for Key Employees.

     (4) The proposal to adopt the Pulte Corporation Long Term Incentive Plan.

     (5) The proposal to adopt an amendment to the Pulte Corporation 1990 Stock Incentive Plan for Key Employees.

     (6) Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 20, 2000 will be entitled to vote at the meeting.

     Your attention is called to the attached proxy statement and the accompanying proxy. Please sign and return the proxy in the enclosed envelope; no postage is required if this proxy is mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote your own shares.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 accompanies this Notice.

                                          By Order of the Board of Directors

                                          JOHN R. STOLLER
                                          Secretary

Bloomfield Hills, Michigan
March 31, 2000

                               PULTE CORPORATION
                     33 BLOOMFIELD HILLS PARKWAY, SUITE 200
                        BLOOMFIELD HILLS, MICHIGAN 48304

                            ------------------------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 18, 2000

GENERAL INFORMATION

     The Annual Meeting of Shareholders of Pulte Corporation (the "Company") will be held at the Michigan State University Management Education Center, Room 103, 811 West Square Lake Road, Troy, Michigan, on Thursday, May 18, 2000, at 10:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this proxy statement and proxy is March 31, 2000.

     It is important that your shares be represented at the meeting. If it is impossible for you to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. Expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its directors, officers and employees. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only holders of record of shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at the close of business on March 20, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or adjournments of the Annual Meeting. Each share of Common Stock has one vote. On the Record Date, there were issued and outstanding 42,353,273 shares of Common Stock.

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Stock:

                                                                                     PERCENT OF OUTSTANDING
                                                                                     SHARES OF COMMON STOCK
                  NAME AND ADDRESS                          AMOUNT AND NATURE         AS OF MARCH 15, 2000
                 OF BENEFICIAL OWNER                     OF BENEFICIAL OWNERSHIP     (THE "OWNERSHIP DATE")
                 -------------------                     -----------------------     ----------------------
William J. Pulte.....................................          10,799,257(a)                  25.5
  33 Bloomfield Hills Parkway, Suite 200
  Bloomfield Hills, MI 48304

---------------
(a) Includes 249,200 shares of Common Stock that Mr. Pulte has the right to acquire within 60 days of March 15, 2000 (the "Ownership Date") pursuant to the Company's stock option plans, 947,276 shares of Common Stock that Mr. Pulte directly owns jointly with his wife, 9,567,561 shares of Common Stock which are owned by various testamentary trusts of which Mr. Pulte is the sole trustee and income beneficiary, and 35,220 shares of Common Stock representing Mr. Pulte's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. Mr. Pulte has voting power but not investment power with respect to 28 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. Pulte owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

                            I. ELECTION OF DIRECTORS

     The Board of Directors proposes that Debra J. Kelly-Ennis, Patrick J. O'Meara and Alan E. Schwartz be elected as directors of the Company to hold office until the Annual Meeting of Shareholders in 2003 or, in each case, until his or her successor is elected and qualified.

     The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of the foregoing nominees, unless such proxies are marked to the contrary. The three nominees for a term expiring in 2003 receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast, but they will be counted for purposes of determining whether a quorum is present. If a nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies will be voted in accordance with the best judgment of the proxy holder. The following information is furnished with respect to each nominee for election as a director, with respect to each director whose term of office as a director will continue after this meeting, with respect to each executive officer of the Company named in the Summary Compensation Table below and with respect to all named directors and all executive officers of the Company, as a group:

                                                                                             PERCENTAGE OF
                                                                                              OUTSTANDING
                                                                          SHARES OF            SHARES OF
                                                                         COMMON STOCK        THE COMPANY'S
                                                POSITIONS AND           OF THE COMPANY        COMMON STOCK
                                               OFFICES WITH THE       BENEFICIALLY OWNED   BENEFICIALLY OWNED
          NAME AND YEAR                       COMPANY AND OTHER           AS OF THE            AS OF THE          TERM
     FIRST BECAME A DIRECTOR        AGE     PRINCIPAL OCCUPATIONS     OWNERSHIP DATE(A)      OWNERSHIP DATE     TO EXPIRE
     -----------------------        ---     ---------------------     ------------------   ------------------   ---------
                                           NOMINEES FOR ELECTION AS DIRECTORS
Debra J. Kelly-Ennis (1997).......  43    Brand Manager, Truck
                                          Division, General Motors
                                          Corporation                      14,604(b)                 *            2003
Patrick J. O'Meara (1999).........  55    Chairman of Ann Arbor
                                          Acquisition Corporation          10,300(c)                 *            2003
Alan E. Schwartz (1972)...........  74    Partner of the law firm of
                                          Honigman Miller Schwartz
                                          and Cohn, which firm
                                          serves as counsel to the
                                          Company                          58,800(d)                 *            2003

                                             DIRECTORS CONTINUING IN OFFICE
Robert K. Burgess (1985)..........  55    Chairman of the Board and
                                          Chief Executive Officer of
                                          the Company                   1,033,827(e)               2.4            2002
David N. McCammon (1997)..........  65    Retired Vice President of
                                          Finance of Ford Motor
                                          Company                          17,800(f)                 *            2001
William J. Pulte (1956)...........  67    Chairman of the Executive
                                          and Nominating Committee
                                          of the Board of Directors
                                          of the Company               10,799,257(g)              25.5            2001
Ralph L. Schlosstein (1996).......  49    President of BlackRock,
                                          Inc.                             18,800(h)                 *            2002
Francis J. Sehn (1995)............  81    Chairman of The Fran Sehn
                                          Company, Inc.                    18,300(i)                 *            2001

                                                                                             PERCENTAGE OF
                                                                                              OUTSTANDING
                                                                          SHARES OF            SHARES OF
                                                                         COMMON STOCK        THE COMPANY'S
                                                POSITIONS AND           OF THE COMPANY        COMMON STOCK
                                               OFFICES WITH THE       BENEFICIALLY OWNED   BENEFICIALLY OWNED
          NAME AND YEAR                       COMPANY AND OTHER           AS OF THE            AS OF THE          TERM
     FIRST BECAME A DIRECTOR        AGE     PRINCIPAL OCCUPATIONS     OWNERSHIP DATE(A)      OWNERSHIP DATE     TO EXPIRE
     -----------------------        ---     ---------------------     ------------------   ------------------   ---------
John J. Shea (1995)...............  62    Retired Vice Chairman,
                                          President and Chief
                                          Executive Officer of
                                          Spiegel, Inc.                    15,800(j)                 *            2002

                                                OTHER EXECUTIVE OFFICERS
Roger A. Cregg....................  43    Senior Vice President and
                                          Chief Financial Officer of
                                          the Company                      63,569(k)                 *
Mark J. O'Brien...................  57    President and Chief
                                          Operating Officer of the
                                          Company                         173,057(l)                 *
Michael A. O'Brien................  47    Senior Vice President --
                                          Corporate Development of
                                          the Company                     147,496(m)                 *
All nominees for director, all continuing directors and all
  executive officers, as a group (16 persons).......................   12,668,136(n)              29.9

---------------
 *  Less than 1%.

(a) All directors and executive officers named herein have sole voting power and sole investment power with respect to shares of Common Stock beneficially owned, except as otherwise noted below.

(b) Includes 12,000 shares of Common Stock that Ms. Kelly-Ennis has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans. In addition to the shares listed above, Ms. Kelly-Ennis has acquired phantom stock units that are to be settled in cash under Pulte Corporation Deferred Compensation Agreements for Non-employee Directors. As of the Ownership Date, Ms. Kelly-Ennis owned 1,602 phantom stock units under these agreements.

(c) Includes 4,000 shares of Common Stock that Mr. O'Meara has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans.

(d) Includes 12,000 shares of Common Stock that Mr. Schwartz has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans.

(e) Includes 961,107 shares of Common Stock that Mr. Burgess has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans, 39,093 shares of Common Stock owned by Mr. Burgess jointly with his wife, and 23,437 shares of Common Stock representing Mr. Burgess's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. Mr. Burgess has voting power but not investment power with respect to 28 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. Burgess owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

(f) Includes 12,000 shares of Common Stock that Mr. McCammon has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans. In addition to the shares listed above, Mr. McCammon has acquired phantom stock units that are to be settled in cash under Pulte Corporation Deferred Compensation Agreements for Non-employee Directors. As of the Ownership Date, Mr. McCammon owned 3,107 phantom stock units under these agreements.

(g) Includes 249,200 shares of Common Stock that Mr. Pulte has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans, 947,276 shares of Common Stock that Mr. Pulte directly owns jointly with his wife, 9,567,561 shares of Common Stock which are owned by various testamentary trusts of which Mr. Pulte is the sole trustee and income beneficiary, and 35,220 shares of Common Stock representing Mr. Pulte's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. Mr. Pulte has voting power but not investment power with respect to 28 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. Pulte owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

(h) Includes 12,000 shares of Common Stock that Mr. Schlosstein has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans. In addition to the shares listed above, Mr. Schlosstein has acquired phantom stock units that are to be settled in cash under Pulte Corporation Deferred Compensation Agreements for Non-employee Directors. As of the Ownership Date, Mr. Schlosstein owned 6,475 phantom stock units under these agreements.

(i) Includes 8,000 shares of Common Stock that Mr. Sehn has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans. In addition to the shares listed above, Mr. Sehn has acquired phantom stock units that are to be settled in cash under Pulte Corporation Deferred Compensation Agreements for Non-employee Directors. As of the Ownership Date, Mr. Sehn owned 3,359 phantom stock units under these agreements.

(j) Includes 8,000 shares of Common Stock that Mr. Shea has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans.

(k) Includes 50,000 shares of Common Stock that Mr. Cregg has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans and 19 shares of Common Stock representing Mr. Cregg's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plan (401(k) plan) as of the Ownership Date. Mr. Cregg has voting power but not investment power with respect to 19 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. Cregg owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

(l) Includes 152,000 shares of Common Stock that Mr. O'Brien has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans and 4,015 shares of Common Stock representing Mr. O'Brien's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. Mr. O'Brien has voting power but not investment power with respect to 28 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. O'Brien owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

(m) Includes 140,000 shares of Common Stock that Mr. O'Brien has the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans, 200 shares of Common Stock owned in a family trust of which Mr. O'Brien is a beneficiary, and 2,296 shares of Common Stock representing Mr. O'Brien's share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. Mr. O'Brien has voting power but not investment power with respect to 28 of these shares of Common Stock held by the Pulte Corporation Stock Fund. Mr. O'Brien owns units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time.

(n) Includes 1,897,707 shares of Common Stock that directors and executive officers of the Company have the right to acquire within 60 days of the Ownership Date pursuant to the Company's stock option plans, 10,675,326 shares owned jointly with spouses, the shares owned by various trusts referenced in (g) and (m) above, and 71,363 shares of Common Stock representing the executives' share of the Common Stock held by the Pulte Corporation Stock Fund of the Pulte Home Corporation Investment Savings Plus Plan (401(k) plan) as of the Ownership Date. The executive officers have voting power but not investment power with respect to 243 of these shares of Common Stock held by the Pulte Corporation

    Stock Fund. They own units of the Pulte Corporation Stock Fund. The Fund consists of cash and Common Stock in amounts that vary from time to time. In addition to the shares listed above, directors as of the Ownership Date owned 14,543 phantom stock units as referenced in (b), (f), (h), and (i) above.

OTHER INFORMATION RELATING TO DIRECTORS

     The following is a brief account of the business experience during the past five years of each member or nominee of the Board of Directors of the Company.

     Ms. Kelly-Ennis has been Brand Manager, Truck Division, of General Motors Corporation since March 1999. Previously, she was Vice President and General Manager of the Household Products Division of Sunbeam Corporation since 1998. Prior to that, she was Senior Vice President, Marketing, of Gerber Products Company, a division of Novartis Corporation, since 1995. Prior to that, she was Vice President, Marketing, of the Alpo Petfood Division of Grand Metropolitan PLC.

     Mr. O'Meara is the Chairman of Ann Arbor Acquisition Corporation which owns and operates the Ann Arbor Railroad.

     Mr. Schwartz is a partner of the law firm of Honigman Miller Schwartz and Cohn, Detroit, Michigan, which serves as counsel to the Company and its subsidiaries. It is expected that such law firm will continue to be retained by the Company and its subsidiaries in the current fiscal year. Mr. Schwartz is a director of Handleman Company.

     Mr. Burgess was appointed Chairman of the Board of Directors of the Company in January 1999. He has served as Chief Executive Officer of the Company since January 1993, and served as President of the Company from October 1985 to January 1999. He is a director of the Amerisure Companies.

     Mr. McCammon was Vice President of Finance of Ford Motor Company until his retirement in 1997. He is a director of Stone & Webster, Incorporated.

     Mr. Pulte was appointed Chairman of the Executive and Nominating Committee of the Board of Directors of the Company in January 1999. Prior to that, he served as Chairman of the Board of the Company since January 1991. Mr. Pulte served as Co-Chairman of the Executive Committee of the Board of Directors of the Company from April 1990 through March 1995.

     Mr. Schlosstein is President of BlackRock, Inc., an investment management firm. Mr. Schlosstein is a Director of The BlackRock Income Trust, Inc., The BlackRock Target Term Trust, Inc., The BlackRock Advantage Term Trust, Inc., The BlackRock Strategic Term Trust, Inc., The BlackRock Municipal Target Term Trust, Inc., The BlackRock North American Government Income Trust, Inc., The BlackRock Insured Municipal Term Trust, Inc., The BlackRock Investment Quality Term Trust, Inc., The BlackRock 2001 Term Trust, Inc., The BlackRock Insured Municipal 2008 Term Trust, Inc., The BlackRock California Insured Municipal 2008 Term Trust, Inc., The BlackRock New York Insured Municipal 2008 Term Trust, Inc., The BlackRock Florida Insured Municipal 2008 Term Trust, The BlackRock Investment Quality Municipal Trust, Inc., The BlackRock Florida Investment Quality Municipal Trust, Inc., The BlackRock California Investment Quality Municipal Trust, Inc., The BlackRock New York Investment Quality Municipal Trust, Inc., The BlackRock New Jersey Investment Quality Municipal Trust, Inc., The BlackRock Broad Investment Grade 2009 Term Trust, Inc., The BlackRock High Yield Trust, Inc., The BlackRock Strategic Municipal Trust, Inc. and The BlackRock Pennsylvania Strategic Municipal Trust, Inc.

     Mr. Sehn is the founder and Chairman of The Fran Sehn Company, Inc., an international engineering consulting service company.

     Mr. Shea was Vice Chairman of the Board of Directors, President and Chief Executive Officer of Spiegel, Inc., an international multichannel specialty retailer, until his retirement in 1998. Mr. Shea is a director of Fotoball USA, Inc. and Home Place of America.

     During 1999, the Board of Directors held six meetings and acted by written consent on one other occasion.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee, the current members of which are Debra J. Kelly-Ennis, David N. McCammon and Ralph L. Schlosstein. During 1999, the Audit Committee held four meetings and had informal discussions in lieu of additional meetings. The duties of the Audit Committee are, briefly: recommending to the Board of Directors the engaging and discharging of the Company's independent auditors; reviewing with the independent auditors the scope and results of the audit; approving professional services to be provided by the independent auditors, including the fee arrangement; reviewing the Company's internal auditing, accounting and financial controls; and reviewing the Company's accounting principles and practices.

     The Company has a standing Compensation Committee, the current members of which are Patrick J. O'Meara, Francis J. Sehn and John J. Shea. During 1999, the Compensation Committee met eight times and had informal discussions in lieu of additional meetings. The duties of the Compensation Committee are, briefly: establishing compensation arrangements for key executives and directors, as authorized by the Board of Directors; recommending to the Board compensation plans in which officers or directors are eligible to participate; and administration of the Company's long-term compensation and stock option plans, including granting of options thereunder.

     The Company has a standing Executive and Nominating Committee, the current members of which are William J. Pulte, Robert K. Burgess, Alan E. Schwartz and Francis J. Sehn. During 1999, the Executive and Nominating Committee had informal discussions in lieu of meetings. Between meetings of the Board of Directors, the Committee may exercise the powers and authority of the Board except as limited by the Company's Bylaws. The Committee also considers the performance of incumbent directors and recommends nominees for election as directors. The Committee will consider nominees for directors recommended by shareholders, if such nominations are made in accordance with the Company's Bylaws. Shareholders desiring to recommend nominees for directors for the Annual Meeting to be held in 2001 should submit such recommendations to the Chairman of the Board at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, no later than November 30, 2000.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Summary Compensation Table

     The following table sets forth information for each of the fiscal years ended December 31, 1999, 1998 and 1997 concerning the compensation of the Company's Chief Executive Officer and of each of the Company's other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                     ANNUAL COMPENSATION                 COMPENSATION
                                             -----------------------------------    -----------------------
                                                                                      AWARDS       PAYOUTS
                                                                         OTHER      ----------    ---------    ALL OTHER
                                                                        ANNUAL        SHARES        LTIP        COMPEN-
            NAME AND                                                    COMPEN-     UNDERLYING     PAYOUTS      SATION
       PRINCIPAL POSITION            YEAR    SALARY($)    BONUS($)     SATION($)    OPTIONS(#)       ($)        ($)(4)
       ------------------            ----    ---------    --------     ---------    ----------     -------     ---------
William J. Pulte.................    1999     625,000     1,600,000      -0-          -0-            -0-          1,500
  Chairman of the Executive and      1998     565,385     1,150,000      -0-          -0-            -0-          1,500
  Nominating Committee of the        1997     400,000       650,000      -0-          -0-            -0-          1,500
  Board
Robert K. Burgess................    1999     625,000     1,600,000      -0-         250,000         -0-        171,706(5)
  Chairman of the Board and          1998     565,385     1,150,000      -0-          -0-         3,124,112(3)    1,500
  Chief Executive Officer            1997     400,000       650,000     50,639(2)     -0-         1,978,364(3)    1,500
Mark J. O'Brien..................    1999     425,000       972,611      -0-          90,000         -0-          1,500
  President and Chief Operating      1998     375,000       819,500      -0-          -0-            -0-          1,500
  Officer                            1997     260,000       600,000      -0-          24,000      1,061,957(3)    1,500
Roger A. Cregg...................    1999     325,000       507,000      -0-          60,000         -0-         57,200
  Senior Vice President and          1998     294,231       275,000      -0-         100,000         -0-        148,153
  Chief Financial Officer(1)         1997       --           --          --            --            --           --
Michael A. O'Brien...............    1999     265,000       321,604      -0-          43,000         -0-          1,500
  Senior Vice President --           1998     247,692       260,000      -0-          -0-            92,119(3)    1,500
  Corporate Development              1997     200,000       200,000      -0-          -0-            -0-          1,500

---------------
(1) Mr. Cregg joined the Company in January 1998.

(2) The amount shown for Mr. Burgess for 1997 includes $38,149 for the payment of a one-time fee for a country club membership.

(3) Represents profits realized on sales of Common Stock following exercise of stock options with respect to such Common Stock.

(4) Except for Mr. Burgess and Mr. Cregg, the entire amount shown represents Company matching contributions allocated to the executive officer for such year under the Company's 401(k) Plan. The amount shown for Mr. Cregg also includes $147,853 paid to him in 1998 and $56,600 paid to him in 1999 as reimbursement in connection with his relocation in 1998.

(5) The amount shown for Mr. Burgess for 1999 includes $170,206 paid by the Company with respect to split dollar life insurance purchased for the benefit of Mr. Burgess.

 Option Grants in Last Fiscal Year

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1999 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                                  ------------------------------------------------------------    ANNUAL RATES OF STOCK
                                    SHARES                                                          PRICE APPRECIATION
                                  UNDERLYING     % OF TOTAL OPTIONS     EXERCISE                     FOR OPTION TERM
                                   OPTIONS      GRANTED TO EMPLOYEES     PRICE      EXPIRATION    ----------------------
             NAME                 GRANTED(#)       IN FISCAL YEAR        ($/SH)        DATE       5%($)(1)     10%($)(1)
             ----                 ----------    --------------------    --------    ----------    --------     ---------
William J. Pulte..............         -0-               -0-                 --            --            --           --
Robert K. Burgess.............     150,000             10.87              21.25      11/22/09     2,004,000    5,080,500
                                   100,000              7.25            28.7188      01/04/09     1,806,120    4,577,120
Mark J. O'Brien...............      50,000              3.62              21.25      11/22/09       668,000    1,693,500
                                    40,000              2.90            28.7188      01/04/09       722,448    1,830,848
Roger A. Cregg................      35,000              2.54              21.25      11/22/09       467,600    1,185,450
                                    25,000              1.81            28.7188      01/04/09       451,530    1,144,280
Michael A. O'Brien............      25,000              1.81              21.25      11/22/09       334,000      846,750
                                    18,000              1.30            28.7188      01/04/09       325,102      823,882

---------------
(1) A 5% annual compounded increase in the Company's stock price from the date of the grant to the end of the term of each vested option would result in stock prices of $34.61 for the options expiring on November 22, 2009 and $46.78 for the options expiring on January 4, 2009. A 10% annual compounded increase in the Company's stock price from the date of the grant to the end of the term of each vested option would result in stock prices of $55.12 for the options expiring on November 22, 2009 and $74.49 for the options expiring on January 4, 2009. The amounts set forth in the table represent the cumulative realizable values of the options at these assumed stock prices, and assume that the options are exercised on the respective expiration dates.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 1999 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 1999:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   SHARES UNDERLYING              VALUE OF UNEXERCISED
                                  SHARES                              UNEXERCISED                     IN-THE-MONEY
                                 ACQUIRED                         OPTIONS AT FY-END(#)            OPTIONS AT FY-END($)
                                    ON            VALUE       ----------------------------    ----------------------------
            NAME                EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                -----------    -----------    -----------    -------------    -----------    -------------
William J. Pulte............        -0-            -0-          249,200             -0-          924,779             -0-
Robert K. Burgess...........        -0-            -0-          709,100         861,100        4,443,715       2,961,044
Mark J. O'Brien.............        -0-            -0-           72,000         242,000          311,254         713,198
Roger A. Cregg..............        -0-            -0-              -0-         160,000              -0-          76,288
Michael A. O'Brien..........        -0-            -0-           83,000         160,000          365,210         541,070

  Compensation of Directors

     Under the Company's standard arrangements, each non-employee director of the Company receives an annual director's fee in the amount of $20,000 and $1,500 for attendance at Board or Committee meetings. The Chairperson of each Committee also receives an annual payment of $1,000 for each Committee over which he presides. Reimbursement is made for out-of-pocket expenses incurred by any director to attend meetings. Directors may elect to defer the receipt of all or any part of their annual retainer and meeting and chairperson fees for payment in the future, as well as earnings based upon various investment alternatives (including earnings based upon the performance of Company stock).

     Non-employee directors will also be entitled to receive annual grants of
(i) options to purchase 4,000 shares of Common Stock and (ii) 600 shares of Common Stock in 2000 under the Pulte Corporation 1997 Stock Plan for Non-employee Directors. Employee directors of the Company do not receive any additional compensation for services as a director.

     The Board of Directors has approved and has proposed that the shareholders approve at the annual meeting a new stock plan for nonemployee directors. The plan, if approved by shareholders at the annual meeting, would provide for annual grants of 4,000 options and 900 shares, effective January 1, 2001. See "II. Proposal to Adopt the Pulte Corporation 2000 Stock Plan for Nonemployee Directors," below.

  Compensation Committee Interlocks and Insider Participation

     None of the Compensation Committee members are or ever were an officer or employee of the Company or any of its subsidiaries.

  Board Compensation Committee Report on Executive Compensation

     General. The Compensation Committee's overall compensation philosophy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentive to achieve Company goals and increase shareholder value. The Compensation Committee implements this philosophy by establishing salaries, bonuses, long-term compensation plans and stock option programs. The Compensation Committee's current policy is not to provide pension or other retirement plans for the Company's employees other than its 401(k) plan.

     Salaries. The Compensation Committee's policy is to provide salaries that in most cases are less than those of similar executive officers in similar companies. The Compensation Committee determines comparable salaries through Company research and the research of consultants concerning the salaries paid by the Company's competitors.

     Bonuses. The Compensation Committee's policy is to provide a significant portion of executive officers' total compensation through annual bonuses as incentives to achieve the Company's financial and operational goals and increase shareholder value. The Company's bonus arrangements for its executive officers are intended to make a major portion of each executive officer's compensation dependent on the Company's overall performance. Such bonuses are also intended to link executive compensation to shareholder value and to encourage the executives to act as a team. Bonuses are also intended to recognize the executive's individual contributions to the Company.

     In establishing bonuses for the executive officers in 1999, the Compensation Committee and the Board of Directors took into account the strategic and operational accomplishments of the individual and the Company; the Company's performance against Board-approved financial plans; and certain industry comparisons. Bonuses for the Company's other officers are recommended on a discretionary basis to the Compensation Committee by the Company's Chairman of the Board and Chief Executive Officer based on his evaluation of the individual's performance during the year. The Compensation Committee reviews these evaluations and, with authority delegated by the Board of Directors, establishes discretionary bonuses it deems appropriate.

     Long-Term Compensation. In order to provide management with incentive to achieve the long-term growth and profitability goals of the Company, in 1995 the Compensation Committee and the Board approved a Long-Term Compensation Plan for the key employees of the Company and its subsidiaries. The Long-Term Compensation Plan was approved by the shareholders of the Company at the 1996 Annual Meeting of the Company's shareholders. The Long-Term Compensation Plan established certain Company performance thresholds for the period between January 1, 1996 and December 31, 1999. These performance thresholds had to be met or exceeded in order for the key employees to earn an award. In general, the thresholds related to "economic profit" (i.e., earnings before interest and taxes, minus an amount which is based upon the Company's cost of capital employed in operating its business). The maximum award for any employee under the Long-Term Compensation Plan is $4.7 million. Awards under the plan were deferred and paid in January 2000; all individual awards were below the maximum allowed.

     The Board of Directors has approved and has proposed that the shareholders adopt a new long-term incentive plan. See "IV. Proposal to Adopt the Pulte Corporation Long Term Incentive Plan," below.

     Stock Options. The Compensation Committee's policy is to award stock options to the Company's officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of participants with the interests of shareholders of the Company, and to attract and retain qualified employees. The Compensation Committee's policy has generally been to grant options with a term of 10 years (in certain cases, with portions exercisable over shorter periods) to provide a long-term incentive, and to fix the exercise price of the options at or in excess of the fair market value of the underlying shares on the date of grant. Such options only have value if the price of the underlying shares increases above the exercise price.

     The Board of Directors has approved and has proposed that the shareholders adopt a new stock incentive plan for key employees. See "III. Proposal to Adopt the Pulte Corporation 2000 Stock Incentive Plan for Key Employees," below.

     The Board of Directors has approved and has proposed that the shareholders adopt an amendment to the Pulte Corporation 1990 Stock Incentive Plan for Key Employees. See "V. Proposal to Amend Pulte Corporation 1990 Stock Incentive Plan for Key Employees," below.

     1999 Compensation Decisions Regarding Robert K. Burgess. The Compensation Committee approved a $1,600,000 bonus for Mr. Burgess for calendar 1999. The bonus was based on the Company's exceptional financial and operational performance. The Company substantially increased its gross revenues, net income, return on equity, closings and net new orders from 1998 levels. The Company also made considerable progress in the implementation of various process improvement methodologies and certain key business initiatives. Mr. Burgess did not participate in the approval of his own compensation, but did participate in the discussion of the Company's performance for 1999.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers, and provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met.

     The Company believes that stock options currently outstanding or subsequently granted under the Company's existing stock option plans either comply with Section 162(m) or are not subject to the requirements of the statute. The Company currently intends to structure future stock option grants in a manner that complies with Section 162(m). The Company believes that payments made under the Long-Term Incentive Plan will comply with the exception for performance-based compensation under Section 162(m). The discretionary annual bonuses paid to executive officers with respect to 1999, as described under "Bonuses" above, were not structured to comply with Section 162(m). Such bonuses do not meet Section 162(m)'s requirement that they be "payable solely on account of the attainment of one or more performance goals." Although the Company believes the annual discretionary bonuses, as currently structured, best serve the interests of the Company and its shareholders by allowing the Company to recognize an executive officer's contribution as appropriate, the Compensation Committee may in the future structure all or a portion of the bonus compensation for certain executive officers to comply with Section 162(m).

                                          By the Compensation Committee

                                          Patrick J. O'Meara
                                          Francis J. Sehn
                                          John J. Shea, Chairman

PERFORMANCE GRAPH

     The following line graph compares for the fiscal years ended December 31, 1995, 1996, 1997, 1998 and 1999 (i) the yearly cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, assuming dividend reinvestment, dividend by the initial share price, expressed as a percentage) on the Company's Common Stock, with (ii) the cumulative total return of the Standard & Poor's 500 Stock Index, and with (iii) the cumulative total return on the common stock of publicly-traded peer issuers deemed by the Company to be its principal competitors in its homebuilding line of business (assuming dividend reinvestment and weighted based on market capitalization at the beginning of each year):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG PULTE CORPORATION, S&P 500 INDEX AND PEER INDEX
                         FISCAL YEAR ENDING DECEMBER 31
[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------
                                     1994        1995        1996        1997        1998        1999
--------------------------------------------------------------------------------------------------------
 Pulte Corporation                    100         147         136         186         249         203
--------------------------------------------------------------------------------------------------------
 S&P 500 Index                        100         138         169         226         290         351
--------------------------------------------------------------------------------------------------------
 Peer Index**                         100         149         147         214         259         177
--------------------------------------------------------------------------------------------------------

 * Assumes $100 invested on January 1, 1994 and the reinvestment of dividends.

** Includes Centex Corporation, D.R. Horton Inc., Del Webb Corporation,
   Hovnanian Enterprises, Inc., Kaufman & Broad Home Corporation, Lennar Corporation, The Ryland Group, Inc., Standard Pacific Corporation, and Toll Brothers, Inc. UDC Homes, Inc. and Continental Homes Holding Corporation, both of which previously appeared in the index, have been excluded. UDC Homes, Inc. ceased to be publicly traded in 1995. D. R. Horton Inc., which acquired Continental Homes Holding Corporation in 1998, has been added to the index.

                  II. PROPOSAL TO ADOPT THE PULTE CORPORATION
                   2000 STOCK PLAN FOR NONEMPLOYEE DIRECTORS.

     The Board of Directors proposes that the shareholders approve the Pulte Corporation 2000 Stock Plan for Nonemployee Directors (the "Plan"). The Plan is designed to facilitate attracting and retaining highly qualified nonemployee directors and to align the interests of the Company's nonemployee directors more closely with the interests of the Company's shareholders. The Board of Directors adopted the Plan on March 9, 2000, subject to shareholder approval.

     Under the Plan, each new nonemployee director will receive, on his or her election or appointment to the Board of Directors, (i) a one-time grant of an option to purchase 4,000 shares of Common Stock and (ii) 900 shares of Common Stock. In addition, each nonemployee director who is in office on June 1, 2001, 2002, 2003, 2004 and/or 2005, will receive, on each such date, (i) options to purchase 4,000 shares of Common Stock and (ii) 900 shares of Common Stock. The maximum number of shares authorized under the Plan is 250,000.

     Each option granted and to be granted under the Plan is (or will be) (i) a Nonqualified Option; (ii) granted at the fair market value of the Common Stock on the grant date; (iii) exercisable in full on the grant date; (iv) exercisable for 10 years from the grant date; and (v) exercisable by the payment of cash, the exchange of previously acquired shares of Common Stock, the Company's retaining from the shares to be issued a purchase price equal to the fair market value of the shares with respect to which the option is being exercised, or a combination of the foregoing. Shares of Common Stock granted under the Plan are not subject to any risk of forfeiture.

     The maximum number of shares of Common Stock underlying the options which may be granted and shares of Common Stock which may be issued to any nonemployee director and to all six nonemployee directors under the Plan is set forth in the following table:

                               NEW PLAN BENEFITS
         PULTE CORPORATION 2000 STOCK PLAN FOR NONEMPLOYEE DIRECTORS(1)

                                                                SHARES UNDERLYING    SHARES OF COMMON
                          POSITION                                   OPTIONS           STOCK ISSUED
                          --------                              -----------------    ----------------
Each individual nonemployee director(2).....................          20,000               4,500
All six nonemployee directors as a group(2)(3)..............         120,000              27,000

-------------------------
(1) The dollar value of these benefits cannot be determined at this time. The maximum number of shares authorized under the Plan is 250,000.

(2) Assumes each nonemployee director remains in office through June 1, 2005.

(3) Assumes no increase in the number of nonemployee directors.

     The full text of the Plan is set forth in Appendix I of this Proxy Statement. The major features of the Plan are summarized above, but this summary is qualified in its entirety by reference to the actual text. Capitalized terms not otherwise defined have the meaning given in the Plan.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be necessary to adopt the Plan. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but they will be counted for purposes of determining whether a quorum is present. The Company expects that its officers and directors who are also shareholders will vote for the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE PLAN. PROXIES SOLICITED BY MANAGEMENT WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                  III. PROPOSAL TO ADOPT THE PULTE CORPORATION
                  2000 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES.

     The Board of Directors proposes that the shareholders approve the Pulte Corporation 2000 Stock Incentive Plan For Key Employees (the "Plan"). Under the Plan, stock options (both Nonqualified Options and Incentive Options, as defined in the Plan), Stock Appreciation Rights and Restricted Stock Awards may be granted to key employees (the "Participants") of the Company and certain Subsidiaries.

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to be able to offer stock options, Stock Appreciation Rights and Restricted Stock Awards to key employees, including officers, in accordance with the terms of the Plan in order to provide increased incentive for such employees to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees with the interests of the shareholders of the Company, and to help the Company and its subsidiaries secure and retain the services of key employees. Adoption of the Plan, however, could have an "anti-takeover" effect, particularly with regard to the grant of Restricted Stock Awards which requires no payment from the employee. Approval by holders of the majority of shares of Common Stock present, either in person or by proxy, at the Annual Meeting of Shareholders is necessary for shareholder approval of the Plan.

     The full text of the Plan is set forth in Appendix II of this Proxy Statement. The major features of the Plan are summarized below, but this summary is qualified in its entirety by reference to the actual text. Capitalized terms not otherwise defined herein have the meanings given in the plan.

ADMINISTRATION; PLAN PARTICIPANTS

     The Plan is to be administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"). The Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the Plan's administration. Participants are chosen by the Committee, in its discretion, from among those key Company or Subsidiary employees who are or will become responsible for the direction and financial success of the Company or any Subsidiary. No determination has yet been made with respect to Participants in the Plan.

SHARES SUBJECT TO GRANT

     The maximum number of shares with respect to which stock options, Stock Appreciation Rights or Restricted Stock Awards may be granted under the Plan will be 2,500,000 shares of Common Stock. Shares covered by expired or terminated stock options or Stock Appreciation Rights or forfeited Restricted Stock Awards shall again become available for grant or award under the Plan. No employee may receive options, Stock Appreciation Rights, Restricted Stock Awards or any combination thereof for more than 1,500,000 shares over the term of the Plan. In addition, there are certain limitations on the maximum value of Incentive Options which may become first exercisable by any person in any year. The number of shares subject to each outstanding stock option, Stock Appreciation Right or Restricted Stock Award, the option price with respect to outstanding stock options, the grant value with respect to outstanding Stock Appreciation Rights, the aggregate number of shares remaining available under the Plan and the 1,500,000 share per-employee limitation shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     Subject to the terms of the Plan, the Committee may grant to Participants either Incentive Options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonqualified Options not meeting such definition, or any combination thereof. The exercise price for a Nonqualified Option and an Incentive Option shall not be less than 100% of the fair market value of the stock on the date of grant. However, the exercise price for an Incentive Option granted to an employee who owns more than 10% of the voting stock of the Company or any Subsidiary shall not be less than 110% of the fair market value of the stock on the date of grant.

     Subject to the terms of the Plan, the Committee may grant Stock Appreciation Rights to Participants either in conjunction with, or independently of, any stock option. Stock Appreciation Rights may be granted in conjunction with stock options as an alternative right or as an additional right. Upon exercise of the Stock Appreciation Right, a Participant shall generally be entitled to receive an amount equal to the difference between the fair market value of the shares at the time of grant and the fair market value of the shares at the time of exercise. This amount may be payable in cash or shares of Common Stock or any combination thereof.

     No stock option or Stock Appreciation Right will be transferable by a Participant other than by will or by the laws of descent and distribution, and stock options and Stock Appreciation Rights shall be exercisable, during the lifetime of the Participant, only by the Participant.

     If the employment of a Participant by the Company or a Subsidiary shall terminate, the Committee may, in its discretion, permit the exercise of stock options and Stock Appreciation Rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related Stock Appreciation Rights if termination of employment is not due to death or permanent disability of the Participant,
(ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related Stock Appreciation Rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related independently granted Stock Appreciation Rights.

     At the time of the exercise of any option granted pursuant to the Plan, the Participant must pay the full option price of all shares purchased (a) in cash or, (b) with the consent of the Committee, (i) in Common Stock of the Company,
(ii) by the Company retaining from the shares to be delivered upon exercise of the option that number of shares having the fair market value on the date of exercise equal to the option price, (iii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, (iv) by a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price, or (v) by delivery or irrevocable instructions to a stock broker to promptly deliver to the Company full payment of the option price of the shares so purchased from the proceeds of the stock broker's sale of, or loan against, such shares. The fair market value of stock with respect to which Incentive Options are first exercisable in any one year by a Participant under the Plan or under any other stock option plan maintained by the Company (or any parent or Subsidiary of the Company) cannot exceed $100,000.

RESTRICTED STOCK AWARDS

     Subject to the terms of the Plan, the Committee may grant a Restricted Stock Award to a Participant. All Restricted Stock Awards shall be subject to the following terms and conditions, among others:

          (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to periods of shares covered by the same award.

          (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

          (c) If a Participant ceases to be an employee of the Company or a Subsidiary for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by paragraph (b) shall upon such termination of employment be forfeited and transferred back to the Company, without payment of any consideration by the Company. However, in the event such employment is terminated by action of the Company or a Subsidiary without cause or by agreement between the Company or a Subsidiary and the Participant, the Committee may, in its discretion, release some or all of the shares from the restriction.

          (d) If a Participant ceases to be an employee of the Company or a Subsidiary by reason of death or permanent disability, the restrictions shall lapse with respect to the shares then subject to such restrictions, unless otherwise determined by the Committee.

AMENDMENT OR TERMINATION OF THE PLAN

     The Plan may be terminated or amended at any time by the Board of Directors of the Company. Unless terminated sooner, the Plan shall terminate on the date ten years after it is adopted by the Board of Directors. The termination of the Plan shall not affect the validity of any stock option, Stock Appreciation Right or Restricted Stock Award outstanding on the date of termination.

     For purposes of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of the Plan at any time. However, no such amendment or revision shall (i) without approval or ratification of the shareholders of the Company (A) increase the maximum number of shares in the aggregate which are subject to the Plan (other than anti-dilution adjustments), (B) increase the maximum number of shares for which any Participant may be granted stock options, Stock Appreciation Rights or Restricted Stock Awards under the Plan (other than anti-dilution adjustments), (C) change the class of persons eligible to be Participants under the Plan, or (D) materially increase the benefits accruing to Participants under the Plan, or (ii) without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustments) or alter or impair any stock option, Stock Appreciation Right or Restricted Stock Award which shall have been previously granted under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The rules governing the tax treatment of options, Stock Appreciation Rights, Restricted Stock Awards and stock acquired upon the exercise of options and Stock Appreciation Rights are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Stock Options

     Incentive Options granted pursuant to the Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from the grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

     If shares subject to Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. In general, such amount will be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. In general, such amount will be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and the Company satisfies certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.

Stock Appreciation Rights

     A Participant generally will recognize ordinary income upon the exercise of a Stock Appreciation Right in an amount equal to the amount of cash received and the fair market value of any shares received at the time of exercise, plus the amount of any taxes withheld. Such amount will ordinarily be deductible by the Company in the same year, provided that the amounts constitute reasonable compensation and the Company satisfies certain federal income tax withholding requirements.

Restricted Stock Awards

     A Participant who is granted a Restricted Stock Award under the Plan, is not required to include the value of such shares in ordinary income until the first time such Participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the fair market value of the stock at the time the income is recognized. The Company will ordinarily be entitled to a deduction, in the amount of ordinary income recognized by the Participant, at the same time the Participant recognizes such income, provided that the amount constitutes reasonable compensation and the Company satisfies certain federal income tax withholding requirements.

WITHHOLDING PAYMENTS

     If upon the exercise of a Nonqualified Option or Stock Appreciation Right, or upon the grant of a Restricted Stock Award or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition of shares acquired upon exercise of an Incentive Option, the Company or any Subsidiary must pay amounts for income tax withholding, then in the Committee's sole discretion, either the Company will appropriately reduce the amount of stock or cash to be delivered or paid to the Participant or the Participant must pay such amount to the Company or the Subsidiary to reimburse it for such income tax withholding. The Committee may in its sole discretion, permit a Participant to satisfy such withholding obligations by electing to reduce the number shares of Common Stock delivered or deliverable to the Participant upon exercise of a stock option or Stock Appreciation Right or grant of a Restricted Stock Award or by electing to tender an appropriate number of shares of Common Stock back to the Company subsequent to exercise of a stock option or Stock Appreciation Right or grant of a Restricted Stock Award (with such restrictions as the Committee may adopt).

ACCOUNTING TREATMENT

     Stock Appreciation Rights will require a charge against the earnings of the Company each year representing appreciation in the value of such rights. In the case of Stock Appreciation Rights, such charge is based on the difference between the market value of the Common Stock on the date of grant and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of Stock Appreciation Rights, reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges against earnings).

     Restricted Stock Awards will require a charge against earnings of the Company representing the value of the benefit conferred, which may be spread over the restricted period. Such charge is based on the market value at the time the shares are transferred.

     Generally, neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the stock on the date of grant. If the exercise price is below the fair market value of the stock on the date of grant, an earnings charge to the difference will be required either at the date of grant or possibly over the term of the option.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be necessary to adopt the Plan. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but they will be counted for purposes of determining whether a quorum is present. The Company expects that its officers and directors who are also shareholders will vote for the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE PLAN. PROXIES SOLICITED BY MANAGEMENT WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

     IV. PROPOSAL TO ADOPT THE PULTE CORPORATION LONG TERM INCENTIVE PLAN.

     The Board of Directors proposes that the shareholders approve the Pulte Corporation Long Term Incentive Plan (the "Incentive Plan"). The Incentive Plan is designed to provide key employees of the Company and its Subsidiaries (as defined in the Incentive Plan) with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries. The Incentive Plan is designed to join the interests of key employees and shareholders and to facilitate attracting and retaining key employees of exceptional ability. The Compensation Committee of the Board of Directors of the Company determines which key employees are eligible to participate in the Incentive Plan ("Participants") and sets performance compensation for each Participant. Under the Incentive Plan, performance compensation is awarded to each Participant based upon pre-established objective performance goals which use one or more of the following business criteria: cumulative earnings per share, average return on equity and pre-tax income. These performance thresholds, measuring performance for the period between January 1, 2000 and December 31, 2002 and each subsequent period of three consecutive calendar years (each a "Performance Period"), must be met or exceeded in order for the key employees to earn an award. The Incentive Plan limits the total cash compensation awarded to any one Participant under the Incentive Plan for a Performance Period to $5,000,000. Determination of the performance compensation awarded to each Participant is to be made as of the last day of each Performance Period (i.e., December 31 of each year beginning with December 31, 2002). However, under the terms of the Incentive Plan, certain events (including certain change-in-control events) can provide an earlier determination and payment date. The Board of Directors adopted the Incentive Plan on March 9, 2000, subject to shareholder approval.

     The full text of the Incentive Plan is set forth in Appendix III of this Proxy Statement. The major features of the Incentive Plan are summarized above, but this summary is qualified in its entirety by reference to the actual text. Capitalized terms not otherwise defined have the meaning given in the Incentive Plan.

     The following table discloses the minimum and maximum amounts that could be received or allocated to the following persons for the first Performance Period (the precise benefits or amounts are not determinable at this time):

                               NEW PLAN BENEFITS
                   PULTE CORPORATION LONG TERM INCENTIVE PLAN

                      PLAN PARTICIPANT                          DOLLAR VALUE($)
                      ----------------                          ---------------
William J. Pulte
  Chairman of the Executive and Nominating Committee of the
  Board.....................................................    0
Robert K. Burgess
  Chairman of the Board and Chief Executive Officer.........    0 to 2,800,000
Mark J. O'Brien
  President and Chief Operating Officer.....................    0 to 1,080,000
Roger A. Cregg
  Senior Vice President and Chief Financial Officer.........    0 to  552,000
Michael A. O'Brien
  Senior Vice President -- Corporate Development............    0 to  448,000
Current Executive Group.....................................    0 to 5,898,000
Current Non-Executive Officer Employee Group................    0 to 3,876,000

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be necessary to adopt the Incentive Plan. Abstentions, withheld votes and brokers non-votes will not be deemed votes cast in determining the approval of this proposal, but they will be counted for purposes of determining whether a quorum is present. The Company expects that its officers and directors who are also shareholders will vote for the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE INCENTIVE PLAN. PROXIES SOLICITED BY MANAGEMENT WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                   V. PROPOSAL TO AMEND THE PULTE CORPORATION
                  1990 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES

     The shareholders approved the Pulte Corporation 1990 Stock Incentive Plan For Key Employees (the "1990 Plan") at the 1990 Annual Meeting. The 1990 Plan has been operational since 1990. The Board of Directors of the Company has amended the 1990 Plan to limit the maximum number of shares as to which stock options, Stock Appreciation Rights or Restricted Stock Awards may be granted to any key employee over the term of the 1990 Plan to one million shares. Shareholder approval of the amendment is required so that certain awards under the 1990 Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The 1990 Plan was and is intended to provide increased incentive for key employees of the Company or any subsidiary in which the Company owns more than 50% of the combined voting power of all classes of stock ("Subsidiary") to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees with the interests of the shareholders of the Company, and to help the Company and its Subsidiaries secure and retain the services of key employees. Under the 1990 Plan, stock options (both Nonqualified Options and Incentive Options, as defined in the 1990
Plan), Stock Appreciation Rights and Restricted Stock Awards may be granted to Participants up to an aggregate original amount of 800,000 shares (which shares were increased by a stock split to 1,600,000 shares). Grants may be made to individuals who are employees (including officers) of the Company or any Subsidiary who, in the Committee's judgment, are or will become responsible for the direction and financial success of the Company or any Subsidiary.

     The 1990 Plan is administered by a committee appointed by the Board of Directors (the "Committee") which is comprised of persons who are ineligible to receive grants or awards under the 1990 Plan (the Compensation Committee of the Board of Directors serves as the Committee). Subject to the provisions of the 1990 Plan, the Committee is authorized to interpret the 1990 Plan, to make, amend and rescind rules and regulations relating to the 1990 Plan, and to make all other determinations necessary or advisable for the 1990 Plan's administration.

     Stock options permit the recipient to purchase shares of Company common stock, commonly referred to as exercising their option, at a fixed price, determined on the date of grant, regardless of the fair market value on the date of exercise. The holder of a Stock Appreciation Right is entitled to receive the excess of the fair market value on the date of exercise over the grant price of the Stock Appreciation Right. Restricted Stock Awards may provide the Participant all of the rights of a Company shareholder, including the right to vote the shares and receive any dividends. However, the stock may not be transferred by the recipient until certain restrictions, such as time, lapse.

     Benefits payable or amounts that will be granted after the effective date of the proposed amendment to the 1990 Plan are not determinable at this time.

     The full text of the amendment to the 1990 Plan is set forth in Appendix IV of this Proxy Statement. The major features of the amendment to the 1990 Plan are summarized above, but this summary is qualified in its entirety by reference to the actual text. Capitalized terms not otherwise defined have the meaning given in the 1990 Plan.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be necessary to adopt the Amendment to the 1990 Plan. Abstentions, withheld votes and brokers non-votes will not be deemed votes cast in determining the approval of this proposal, but they will be counted for purposes of determining whether a quorum is present. The Company expects that its officers and directors who are also shareholders will vote for the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO THE 1990 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES. PROXIES SOLICITED BY MANAGEMENT WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                               VI. OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Ernst & Young LLP is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Ernst & Young LLP as independent auditor for the year ending December 31, 2000.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

OTHER PROPOSALS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     A shareholder proposal that is intended to be presented at the Annual Meeting of Shareholders to be held in 2001 must be received by the Company at its principal executive offices, 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan, 48304, Attention: Secretary by December 2, 2000 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's proxy statement and proxy related to that meeting, no later than February 15, 2001 to be considered timely. Such proposals should be sent to the Company's Secretary at the Company's principal executive offices, 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan, 48304 by certified mail, return receipt requested. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          JOHN R. STOLLER
                                          Secretary

March 31, 2000

                                                                      APPENDIX I

                               PULTE CORPORATION
                   2000 STOCK PLAN FOR NONEMPLOYEE DIRECTORS

     1. DEFINITIONS. As used in the Plan, the following definitions shall apply:

          "BOARD OF DIRECTORS" means the Board of Directors of the Company.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday, a legal holiday in Detroit, Michigan or a day on which banking institutions located in Detroit, Michigan are authorized by law or other governmental actions to close.

          "COMMITTEE" means a committee consisting of three or more members appointed by the Board of Directors who may be, but are not required to be, directors or employees of the Company and who shall serve from the effective date of their appointment until such time as the Board of Directors shall appoint a successor to any or all of such members of the Committee.

          "COMMON STOCK" means the common stock of the Company, par value $0.01 per share, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 9(b).

          "COMPANY" means Pulte Corporation, a Michigan corporation, or any successor.

          "DATE OF GRANT" means the date on which a grant of Option Rights or a grant of Stock shall become effective pursuant to the Plan.

          "ELIGIBLE DIRECTORS" means members of the Board of Directors who are not employees of the Company or any Subsidiary.

          "FAIR MARKET VALUE" shall be determined by the Committee and may be determined by taking the mean average between the highest and the lowest quoted selling price of the Common Stock on the New York Stock Exchange or other market on which shares of the Common Stock are traded on the date of determination; if there are no sales of Common Stock on the date of determination of Fair Market Value, the determination shall be made on the next following day on which there are such sales.

          "OPTION RIGHT" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Section 4.

          "NEW ELIGIBLE DIRECTOR" means a person who first becomes an Eligible Director by being elected or appointed to the Board of Directors after May 18, 2000. However, a person whose appointment or election to the Board takes effect in March, April or May shall not be a New Eligible Director.

          "NONQUALIFIED OPTION" means an option to purchase Common Stock which meets the requirements of the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "PARTICIPANT" means an Eligible Director or New Eligible Director named in an agreement evidencing an outstanding Option Right or grant of Stock.

          "PLAN" means the Pulte Corporation 2000 Stock Plan for Nonemployee Directors, as amended from time to time.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "STOCK" means shares of Common Stock granted pursuant to Section 5.

     2. PURPOSE OF THE PLAN. The purpose of the Plan is to attract and retain highly qualified persons to serve as nonemployee members of the Board of Directors of the Company and to align the interests of such persons more closely with the interests of the Company's shareholders.

     3. COMMON STOCK AVAILABLE. The shares of Common Stock which may be sold upon the exercise of Option Rights or awarded as Stock shall not exceed in the aggregate 250,000 shares, subject to adjustment as provided in Sections 7 and 9.

     4. OPTION RIGHTS.

          (A) EXISTING ELIGIBLE DIRECTORS. On each of June 1, 2001, 2002, 2003, 2004 and 2005 (or if any such date is not a Business Day, then on the next following Business Day), the Committee will grant to each person who on such date is an Eligible Director options to purchase 4,000 shares of Common Stock, on the following terms:

             (1) Each grant shall specify an option price per share equal to the
                 Fair Market Value per share on the Date of Grant and that such option price shall be payable in full at the time of exercise of the option either (A) in cash, (B) by exchanging for the shares to be issued pursuant to the exercise of the option previously acquired shares of the Common Stock held for such period of time, if any, as the Board of Directors may require and reflect in the stock option certificate (valued at an amount equal to the Fair Market Value of such stock on the date of exercise), (C) by the Company retaining from the Shares to be issued upon exercise of the stock option, that number of Shares having a Fair Market Value on the date of exercise equal to the total exercise price of the number of Shares with respect to which the option is exercised, (D) by a combination of the payment methods specified in clauses (A), (B) and (C) or
                 (E) such other method as the Board or Committee, as applicable, may in its discretion approve. The proceeds of sale of Common Stock subject to Option Rights are to be added to the general funds of the Company and used for the Company's corporate purposes as the Board of Directors shall determine.

             (2) Each Option Right shall be immediately exercisable in full on the Date of Grant.

             (3) Each Option Right shall be exercisable for ten years from the
                 Date of Grant.

             (4) Each option shall be a Nonqualified Option.

             (5) Each grant of Option Rights shall be evidenced by an agreement containing such provisions as may be approved by the Committee, executed on behalf of the Company by an officer and delivered to and accepted by the Eligible Director. Such agreement shall state that the option is intended to be a Nonqualified Option.

          (B) NEW ELIGIBLE DIRECTORS. The Committee will grant options to purchase 4,000 shares of Common Stock to each New Eligible Director on the following terms:

             (1) The option shall be granted on the effective date of the New
                 Eligible Director's election or appointment to the Board of Directors (or if such date is not a Business Day, the grant date will be the next following Business Day).

             (2) The grant shall be on the terms set forth in clauses (1)
                 through (5) of Section 4(a).

             (3) Each New Eligible Director who receives options pursuant to this Section 4(b) will also receive options under Section 4(a) beginning on the June 1 immediately after he or she has become a New Eligible Director and until he or she ceases to be an Eligible Director.

     5. STOCK. On each date that options are granted to Eligible Directors or New Eligible Directors pursuant to Section 4(a) or Section 4(b), as applicable, the Committee will grant 900 shares of Stock to each Eligible Director or New Eligible Director to whom options have been granted on such date. Each such grant shall be on the following terms:

          (a) Each such grant shall constitute an immediate transfer of the ownership of 900 shares of Stock to the Participant in consideration of the performance of services and shall entitle such Participant to voting, dividend and other ownership rights without any risk of forfeiture or restrictions on transfer.

          (b) Each such grant will be made without additional consideration by such Participant.

     6. ADMINISTRATION OF THE PLAN.

          (A) GENERALLY. The Plan shall be administered by the Board of Directors, which may from time to time delegate all or any part of its authority to a Committee. A majority of the Board of Directors or the Committee, if applicable, shall constitute a quorum, and the action of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Board of Directors or the Committee, as applicable. The Board of Directors or the Committee may make such rules and establish such procedures for the administration of the Plan as it deems appropriate to carry out the purpose of the Plan.

          (B) INTERPRETATION AND CONSTRUCTION. The interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any agreement, notification or document evidencing the grant of Option Rights or Stock and any determination by the Board of Directors or the Committee pursuant to any provision of the Plan or of any such agreement, notification or document, made in good faith, shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any such action or determination made in good faith.

     7. AMENDMENT AND TERMINATION.

          (A) AMENDMENT OF THE PLAN. The Plan may be amended from time to time by the Board of Directors in any respect, provided, however, that without further approval by the shareholders of the Company, no amendment may increase the maximum number of shares specified in Section 3 (except that adjustments authorized by Section 9(b) shall not be limited by this provision).

          (B) AMENDMENT OF THE AGREEMENTS. The Board of Directors may cancel or amend any agreement evidencing Option Rights granted under the Plan provided that (1) the terms and conditions of each such agreement as amended are not inconsistent with the Plan and (2) except as provided in
     Section 9(b), the option price per share may not be increased or decreased following the Date of Grant of the related Option Right.

          (C) AUTOMATIC TERMINATION. The Plan will terminate at midnight on June 1, 2010 unless earlier terminated by the Board of Directors. However, Option Rights granted on or before that date may extend beyond that date.

     8. INVESTMENT PURPOSE. If the Committee in its sole discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock under the Plan (whether by reason of the exercise of stock options or the award of Stock) and as a condition to the Company's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of Common Stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares of Common Stock issued or transferred to a Participant under the Plan.

     9. MISCELLANEOUS.

          (A) TRANSFERABILITY. Except as otherwise provided in any agreement evidencing Option Rights, no Option Right shall be transferable by a Participant other than (a) by will or the laws of descent and distribution and (b) to your children and to trusts for their benefit. Option Rights shall be exercisable during the Participant's lifetime only by the Participant or a transferee permitted by clause (b) of the preceding sentence.

          (B) ADJUSTMENTS. The Board of Directors may make or provide for such adjustments in the exercise price, sale price and the number or kind of shares of the Company's Common Stock or other securities covered by outstanding Option Rights as the Board of Directors in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that would otherwise result from (1) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company,
     (2) any merger, consolidation, separation, reorganization or partial or complete liquidation, or (3) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors may also make or provide for such adjustments in the number or kind or shares of the Company's Common Stock or other securities which may be sold or transferred under the Plan (including the maximum number of shares specified in Section 3) and in the maximum number of shares that may be purchased or received by any person, as the Board of Directors in its sole discretion, exercised in good faith, may determine is appropriate to reflect any event of the type described in clauses (1), (2) and/or (3) of the preceding sentence.

          (C) FRACTIONAL SHARES. The Company shall not be required to sell or transfer any fractional share of Common Stock pursuant to the Plan. The Board of Directors may provide for the elimination of fractions or for the settlement of fractions in cash.

          (D) NO SHAREHOLDER RIGHTS. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issued upon the exercise of an Option Right until such time as the Option Right is exercised and such shares of Common Stock are issued.

          (E) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the existence of the Plan nor any action taken under the Plan shall be construed as giving any Participant any right to continue to serve as a member of the Board of Directors.

          (F) INVALIDITY OF PROVISIONS. Should any part of the Plan for any reason be declared by any court of competent jurisdiction to be invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall continue in full force and effect as if the Plan had been adopted with the invalid portion hereof eliminated, it being the intention of the Company that it would have adopted the remaining portion of the Plan without including any such part, parts or portion which may for any reason be hereafter declared invalid.

          (G) EFFECTIVE DATE. The Plan will become effective on May 18, 2000, subject to approval at the Company's 2000 Annual Meeting of Shareholders. Grants of Option Rights and Stock under the Plan will be conditioned upon receipt of such approval and no Option Right granted under the Plan may be exercised, and no Stock granted under the Plan may be sold, until such shareholder approval has been obtained.

                                                                     APPENDIX II

                               PULTE CORPORATION
                  2000 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES

     1. DEFINITIONS: The following words and phrases, whenever capitalized, shall have the following respective meanings, unless the context otherwise requires:

          "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "COMMITTEE" shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Exchange Act, and (ii) Section 162(m) of the Code.

          "CORPORATION" shall mean Pulte Corporation, a Michigan corporation, or any successor thereof.

          "DISCRETION" shall mean in the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat a key employee in a manner consistent with the treatment afforded other key employees with respect to the Plan.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "INCENTIVE OPTION" shall mean an option to purchase common stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of
     Section 422 of the Code. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

          "NONQUALIFIED OPTION" shall mean an option to purchase common stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of
     Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

          "PARTICIPANT" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

          "PARTICIPANT AGREEMENT" shall have the meaning set forth in Paragraph 7 below.

          "PLAN" shall mean this Pulte Corporation 2000 Stock Incentive Plan For Key Employees.

          "RESTRICTED STOCK AWARD" shall mean a grant of common stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Committee, as provided in Paragraph 18 below.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "STOCK" shall mean stock or other equity interest.

          "STOCK APPRECIATION RIGHT" shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the common stock of the Corporation, as provided in Paragraph 12 below.

          "SUBSIDIARY" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, Stock possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

     2. PURPOSE OF PLAN. The purpose of the Plan is to provide key employees (including officers and directors who are also key employees) of the Corporation and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long term performance and growth of the Corporation and its Subsidiaries, to join the interests of key employees with the interests of the shareholders of the Corporation and to facilitate attracting and retaining key employees of exceptional ability.

     3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, Stock Appreciation Rights and Restricted Stock Awards, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, Stock Appreciation Rights and Restricted Stock Awards. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Corporation, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, Stock Appreciation Right or Restricted Stock Award granted hereunder to the full extent provided for under the Corporation's Bylaws with respect to indemnification of directors of the Corporation.

     5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN. The maximum number of shares with respect to which stock options or Stock Appreciation Rights or Restricted Stock Awards may be granted under the Plan shall be 2,500,000 shares in the aggregate of common stock of the Corporation. The number of shares with respect to which a Stock Appreciation Right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a Stock Appreciation Right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a Stock Appreciation Right granted in conjunction with a stock option under circumstances in which the exercise of the Stock Appreciation Right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or Stock Appreciation Right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or Stock Appreciation Right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options, Stock Appreciation Rights or Restricted Stock Awards under the Plan, unless the Plan shall have been terminated.

     Notwithstanding any other provision in this Plan, no employee of the Corporation or a Subsidiary may receive options, Stock Appreciation Rights, Restricted Stock Awards or any combination thereof for more than 1,500,000 shares of common stock of the Corporation over the term of the Plan, as provided in Paragraph 23. For purposes of this 1,500,000 share per-employee limitation, there shall be taken into account all shares covered by stock options and Stock Appreciation Rights granted, and all Restricted Stock Awards, to an employee regardless of whether such stock options or Stock Appreciation Rights expire or terminate without being fully exercised or whether such Restricted Stock Awards are forfeited back to the Corporation.

     The number of shares subject to each outstanding stock option, Stock Appreciation Right or Restricted Stock Award, the option price with respect to outstanding stock options, the grant value with respect to outstanding Stock Appreciation Rights, the aggregate number of shares remaining available under the Plan and the 1,500,000 share per-employee limitation shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, Stock Appreciation Right, or Restricted Stock Award.

     6. PARTICIPANTS. The Committee shall determine and designate from time to time, in its Discretion, those key employees of the Corporation or any Subsidiary to receive stock options, Stock Appreciation Rights, or restricted stock who, in the judgment of the Committee, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted to key employees of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary and
(ii) the Subsidiary is a corporation. For the purposes of the Plan, key employees shall include officers and directors who are also key employees of the Corporation or any Subsidiary.

     7. WRITTEN AGREEMENT. Each stock option, Stock Appreciation Right and Restricted Stock Award shall be evidenced by a written Participant Agreement containing such provisions as may be approved by the Committee. Each such Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Participant Agreement, shall be bound by the terms and restrictions of the Plan and of such Participant Agreement. The terms of each such Participant Agreement shall be in accordance with the Plan, but each Participant Agreement may include such additional provisions and restrictions determined by the Committee, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

     8. ALLOTMENT OF SHARES. The Committee shall determine and fix, in its Discretion, the number of shares of common stock with respect to which a Participant may be granted stock options and Stock Appreciation Rights and the number of shares of restricted stock which a Participant may be awarded; provided, however, that no Incentive Option may be granted under the Plan to any one Participant where such grant would cause the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which incentive stock options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) to exceed $100,000.

     9. STOCK OPTIONS. Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option. The Committee, in its Discretion, may issue reload options (that are Nonqualified Options) in connection with the exercise of previously-granted Nonqualified options.

     10. STOCK OPTION PRICE. Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 100% of the fair market value of the stock on the date upon which such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's common stock on any exchange or other market on which the shares of common stock of the Corporation shall be traded on such date, or if there are no sales on such date, on the next following day on which there are sales. The option price shall be subject to adjustment in accordance with the provisions of paragraph 5 of the Plan.

     11. PAYMENT OF STOCK OPTION PRICE. To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in common stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the

Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Committee, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

     12. STOCK APPRECIATION RIGHTS. Subject to the terms of the Plan, the Committee may grant Stock Appreciation Rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A Stock Appreciation Right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the Stock Appreciation Right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the Stock Appreciation Right terminates the stock option to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Alternatively, a Stock Appreciation Right granted in conjunction with a stock option may be an additional right wherein both the Stock Appreciation Right and the stock option may be exercised. A Stock Appreciation Right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the Stock Appreciation Right affects the right to exercise the Incentive Option or vice versa, unless the Stock Appreciation Right, by its terms, meets all of the following requirements:

          (a) the Stock Appreciation Right will expire no later than the Incentive Option;

          (b) the Stock Appreciation Right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the Stock Appreciation Right is exercised;

          (c) the Stock Appreciation Right is transferable only when the Incentive Option is transferable, and under the same conditions;

          (d) the Stock Appreciation Right may be exercised only when the Incentive Option is eligible to be exercised; and

          (e) the Stock Appreciation Right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

     Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Committee if provided in the Participant Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the Stock Appreciation Right, over (ii) the aggregate fair market value of such number of shares at the time the Stock Appreciation Right was granted. This amount shall be payable by the Corporation, in the Discretion of the Committee, in cash or in shares of common stock of the Corporation or any combination thereof.

     13. GRANTING AND EXERCISING OF STOCK OPTIONS AND STOCK APPRECIATION
RIGHTS. Subject to the provisions of this Paragraph 13, each stock option and Stock Appreciation Right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant. Moreover, if a Participant who is granted a Stock Appreciation Right is a person who is regularly required to report his or her ownership and changes in ownership of common stock of the Corporation to the Securities and Exchange Commission and is subject to short-swing profit liability under the provisions of Section 16(b) of the Exchange Act, then any election to exercise as well as any actual exercise of such Participant's Stock Appreciation Right shall be made only during the period beginning on the third business day and ending on the twelfth business day following the release for publication by the Corporation of quarterly or annual summary statements of sales and earnings. Notwithstanding anything contained in the Plan to the contrary, Stock Appreciation Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3(e), or any replacement rule, adopted pursuant to the provisions of the Exchange Act. In addition, the aggregate fair market value (determined at the time the option is granted) of the common stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

     A Participant may exercise a stock option or Stock Appreciation Right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Committee, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Except as provided in Paragraph 17, stock options and Stock Appreciation Rights granted to a Participant may be exercised only while the Participant is an employee of the Corporation or a Subsidiary.

     Successive stock options and Stock Appreciation Rights may be granted to the same Participant, whether or not the stock option(s) and Stock Appreciation Right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a Stock Appreciation Right, if then exercisable, notwithstanding that stock options and Stock Appreciation Rights previously granted to such Participant remain unexercised.

     14. NON-TRANSFERABILITY OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. No stock option or Stock Appreciation Right granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and stock options and Stock Appreciation Rights shall be exercisable, during the lifetime of the Participant, only by the Participant.

     15. TERM OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. If not sooner terminated, each stock option and Stock Appreciation Right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related Stock Appreciation Right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and Stock Appreciation Right shall expire not more than five (5) years after the date of granting thereof.

     16. CONTINUATION OF EMPLOYMENT. The Committee may require, in its Discretion, that any Participant under the Plan to whom a stock option or Stock Appreciation Right shall be granted shall agree in writing as a condition of the granting of such stock option or Stock Appreciation Right to remain in the employ of the Corporation or a Subsidiary for a designated minimum period from the date of the granting of such stock option or Stock Appreciation Right as shall be fixed by the Committee.

     17. TERMINATION OF EMPLOYMENT. If the employment of a Participant by the Corporation or a Subsidiary shall terminate, the Committee may, in its Discretion, permit the exercise of stock options and Stock Appreciation Rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related Stock Appreciation Rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related Stock Appreciation Rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted Stock Appreciation Rights. In no event, however, shall a stock option or Stock Appreciation Right be exercisable subsequent to its expiration date and, furthermore, unless the Committee in its Discretion determine otherwise, a stock option or Stock Appreciation Right may only be exercised after termination of a Participant's employment to the extent exercisable on the date of termination of employment or to the extent exercisable as a result of the reason for termination of employment. The period of time, if any, a Participant shall have to exercise stock options or Stock Appreciation Rights upon termination of employment shall be set forth in the Participant Agreement, subject to extension of such time period by the Committee in its Discretion.

     18. RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Committee may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

          (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

          (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

          (c) If a Participant ceases to be an employee of the Corporation or a Subsidiary for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Committee may, in its Discretion, release some or all of the shares from the restrictions.

          (d) If a Participant ceases to be an employee of the Corporation or a Subsidiary by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Committee.

          (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

          (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

     In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

     19. INVESTMENT PURPOSE. If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of common stock hereunder (whether by reason of the exercise of stock options or Stock Appreciation Rights or the award of restricted stock) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

     20. RIGHTS TO CONTINUED EMPLOYMENT. Nothing contained in the Plan or in any stock option, Stock Appreciation Right or Restricted Stock Award granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment at any time.

     21. WITHHOLDING PAYMENTS. If upon the exercise of a Nonqualified Option or Stock Appreciation Right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Corporation shall appropriately reduce the amount of common stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of common stock delivered or deliverable by the Corporation upon exercise of a stock option or Stock Appreciation Right or upon award of restricted stock appropriately reduced, or by electing to tender common stock back to the Corporation subsequent to exercise of a stock option or Stock Appreciation Right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     22. EFFECTIVENESS OF PLAN. The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months of its adoption by the Board of Directors. Stock options, Stock Appreciation Rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, Stock Appreciation Right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or Stock Appreciation Right may be exercised prior to shareholder approval, and any Restricted Stock Award is subject to forfeiture if such shareholder approval is not obtained.

     23. TERMINATION, DURATION AND AMENDMENTS OF PLAN. The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, Stock Appreciation Rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, Stock Appreciation Right or Restricted Stock Award outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) without approval or ratification of the shareholders of the Corporation (A) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), (B) increase the maximum number of shares for which any Participant may be granted stock options, Stock Appreciation Rights or Restricted Stock Awards under the Plan (except as contemplated by Paragraph 5), (C) change the class of persons eligible to be Participants under the Plan, or (D) materially increase the benefits accruing to Participants under the Plan, or (ii) without the consent of the holder thereof, change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option, Stock Appreciation Right or Restricted Stock Award which shall have been previously granted under the Plan.

     As adopted by the Board of Directors on March 9, 2000.

                                                                    APPENDIX III

                               PULTE CORPORATION
                            LONG TERM INCENTIVE PLAN

     1. PURPOSE OF PLAN. The purposes of the Plan are to (a) provide Key Employees with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and each Subsidiary, (b) join the interests of Key Employees with the interests of the shareholders of the Corporation and (c) facilitate attracting and retaining Key Employees of exceptional ability.

     2. PARTICIPATION. The Committee shall determine and designate from time to time, in its Discretion, those Key Employees who shall become Participants in the Plan.

     3. PARTICIPANT AGREEMENT. Each Participant shall execute one or more written agreements ("PARTICIPANT AGREEMENT") containing such provisions as may be approved by the Committee. Each such Participant Agreement shall constitute a binding contract between the Corporation and the Participant, and each Participant, upon acceptance of such Participant Agreement, shall be bound by the terms of the Plan and such Participant Agreement. The terms of such Participant Agreement shall be in accordance with the Plan, but each Participant Agreement may include such additional provisions and restrictions as the Committee may determine in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

     4. COMPENSATION FORMULA AND LIMITATIONS.

          (a) Subject to the terms of the Plan, Performance Compensation for the subject Performance Period shall be awarded to each Participant ("PERFORMANCE COMPENSATION AWARD") in an amount equal to the sum of the EPS Amount and the ROE Amount. These amounts will be awarded upon achievement of pre-established objective performance goals using one or more of the following business criteria: cumulative earnings per share, average return on equity and pre-tax income, all as defined in the Plan and/or Participant Agreements. Payments of the Performance Compensation Award for each Participant will be computed based upon the achievement of one or more of these pre-established objective performance goals.

          (b) The maximum amount of compensation that could be paid to any employee under the Plan for each Performance Period is Five Million and 00/100 Dollars ($5,000,000).

     5. PAYMENT.

          (a) Subject to the terms of the Plan, the Corporation shall pay to a Participant each Participant's Performance Compensation Award as soon as reasonably practicable after the close of the subject Performance Period and after payment is approved by the Committee; provided, however, that during the Election Period the Participant may elect, subject to and under the terms of the Pulte Corporation Long Term Compensation Deferral Plan, as in effect from time to time, to defer the receipt of all or a portion of the Participant's Performance Compensation Award.

          (b) As a condition to participation in the Plan, each Participant shall remain in the continuous employ of the Corporation or a Subsidiary, as applicable, for the subject Performance Period. If a Participant does not remain in the continuous employ of the Corporation or such Subsidiary, as applicable, for the subject Performance Period for any reason whatsoever including, without limitation, termination of employment with or without Cause, all rights under the Plan shall terminate and have no further force or effect and the Participant shall not be entitled to any compensation hereunder.

          (c) Notwithstanding Section 5(b) above, if a Participant's employment with the Corporation or a Subsidiary, as applicable, shall be terminated at any time because of the Participant's death or Permanent Disability, the Performance Compensation Award for the subject Performance Period allocable to the Participant shall be payable to the Participant or the Participant's legal representative or representatives in the case of Permanent Disability, or to the person or persons entitled to such payment under the Participant's will in the event of the Participant's death, or if the Participant shall fail to make testamentary disposition of such compensation and shall die intestate, to the Participant's legal representative or representatives; provided, however, that the Committee may in its Discretion reduce all or a portion of the Performance Compensation Award for the subject Performance Period allocable to a Participant whose employment with the Corporation or Subsidiary, as applicable, terminates because of the Participant's death or Permanent Disability during the subject Performance Period. Such payment shall be made in accordance with Section 5(a) above.

     6. REDUCTION IN RESPONSIBILITY.

          (a) If the Participant takes another position within the Corporation or a Subsidiary, as applicable, during the subject Performance Period, whether initiated by either the Participant, the Corporation or a Subsidiary, as applicable, which does not involve comparable or greater executive responsibilities (a "REDUCTION IN RESPONSIBILITY"), any rights under the Plan not otherwise vested shall lapse and shall be of no further force and effect and the Participant shall not be entitled to any compensation under the Plan.

          (b) The Committee shall make the determination of whether an executive position involves comparable or greater executive responsibilities and its decision shall be binding on the Participant, and the Corporation or relevant Subsidiary, as applicable. If the Committee determines that a position does not involve comparable or greater executive responsibilities, resulting in a loss of all rights not otherwise vested, the Corporation or the relevant Subsidiary will notify the Participant in writing.

     7. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, upon the occurrence of a Change in Control:

          (a) The Performance Compensation Award of each Participant shall become fully vested and be determined as if each of the ROE Percentage and the EPS Percentage had reached the maximum percentage amount for the applicable Performance Period; and

          (b) The Corporation shall pay to a Participant the Participant's Performance Compensation Award which becomes payable under Section 5, as soon as reasonably practicable after the Change in Control.

     8. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee is authorized to interpret the Plan, to make, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board, be final and conclusive. A majority of the Committee shall constitute a quorum and the acts approved by a majority of the Committee members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     9. NO RIGHTS TO CONTINUED EMPLOYMENT. Nothing contained in the Plan nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a Subsidiary, as applicable, nor interfere in any way with the right of the Corporation or a Subsidiary, as applicable, to terminate such person's employment at any time (with or without Cause).

     10. TERMINATION, DURATION AND AMENDMENTS OF PLAN. The Plan may be abandoned or terminated at any time by the Board. The termination of the Plan shall not affect the validity of any Performance Compensation Award outstanding on the date of termination. For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board shall have the right to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall, without the consent of the holder thereof, alter or impair any Performance Compensation Award which shall have been previously vested under the Plan.

     11. EFFECTIVE DATE. The Plan shall be effective as of January 1, 2000, subject to shareholder approval of the Plan.

                                      III-2

     12. DEFINITIONS. The following words and phrases, wherever capitalized, shall have the following respective meanings, unless the context otherwise requires:

          "BOARD" shall mean the Board of Directors of the Corporation.

          "CAUSE" shall mean intentional or willful misconduct, gross neglect of duties, or other material acts or omissions detrimental to the best interests of the Corporation or a Subsidiary, as applicable.

          "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

             (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act regardless of whether the Corporation is then subject to such reporting requirement; or

             (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than William J. Pulte, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities; or

             (iii) any change in the composition of the Board resulting in a majority of the present directors not constituting a majority provided that in making such determination, directors who were elected or nominated for election to the Board with the affirmative votes of at least the majority of such present directors, will be excluded; or

             (iv) there shall be consummated:

                (A) any consolidation, reorganization or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Corporation would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or

                (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or

                (C) the shareholders of the Corporation approve a plan of proposal for the liquidation or dissolution of the Corporation.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" shall mean the committee of directors designated by the Board as the Compensation Committee, or such committee as shall be specified by the Board to perform the functions and duties of the Committee under the Plan; provided, however, that the designation of, and performance of the functions and duties under the plan by, the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Exchange Act, and (ii) Section 162(m) of the Code and the regulations thereunder.

          "CORPORATION" shall mean Pulte Corporation, a Michigan corporation, or any successor thereof.

          "DISCRETION" shall mean in the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat a Key Employee in a manner consistent with the treatment afforded other Key Employees with respect to the Plan.

          "EFFECTIVE DATE" shall have the meaning set forth in Section 11 above.

          "ELECTION PERIOD" shall mean, for each Performance Period, the period which begins on January 1 and ends on March 30 of the first calendar year of such Performance Period.

          "EPS AMOUNT" shall mean the amount set forth in the Participant Agreement for the Participant.

                                      III-3

          "EPS PERCENTAGE" shall mean the percentage amount set forth in the Participant Agreement for the Participant.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "KEY EMPLOYEE" shall mean those individuals who are executives, officers, senior management or other key employees of the Corporation or any Subsidiary.

          "PARTICIPANT" shall mean any Key Employee who is designated by the Committee under Paragraph 2 for participation in the Plan.

          "PARTICIPANT AGREEMENT" shall have the meaning set forth in Section 3 above.

          "PERFORMANCE COMPENSATION" shall mean the amount designated by the Committee for each Participant under the Plan and the Participant Agreement for the Participant.

          "PERFORMANCE COMPENSATION AWARD" shall mean the Performance Compensation awarded to a Participant in accordance with Section 4 above.

          "PERFORMANCE PERIOD" shall mean the three calendar year period commencing on January 1, 2000 and ending on December 31, 2002 and each subsequent period of three consecutive calendar years; provided, however, that if there is a Change in Control, the relevant Performance Period shall end as of the date that the Change in Control occurs.

          "PERMANENT DISABILITY" shall mean sickness or disability extending for more than three consecutive months as a result of which the employee is unable to perform his or her duties for the Corporation or a Subsidiary, as applicable, in the required and customary manner and a determination by the Corporation that such sickness or disability will continue for not less than an additional three months. The date of Permanent Disability shall be the date that the Corporation sends written notice to the employee of such determination and of the termination of employment.

          "PLAN" shall mean this Pulte Corporation Long Term Incentive Plan.

          "REDUCTION IN RESPONSIBILITY" shall have the meaning set forth in
     Section 6 above.

          "ROE AMOUNT" shall mean the amount set forth in the Participant Agreement for the Participant.

          "ROE PERCENTAGE" shall mean the percentage amount set forth in the Participant Agreement for the Participant.

          "SUBSIDIARY" shall mean any corporation, partnership, limited liability company or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest and which the Committee in its Discretion determines to treat as a Subsidiary under the Plan.

     13. GOVERNING LAW. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Michigan (without regard to its conflict of law principles).

     As adopted by the Board of Directors on March 9, 2000, but effective as of January 1, 2000.

                                      III-4

                                                                     APPENDIX IV

                             AMENDMENT TO THE PULTE
                     CORPORATION 1990 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

                                    RECITALS

     A. Pulte Corporation (the "Corporation") has established and maintains the Pulte Corporation 1990 Stock Incentive Plan for Key Employees as adopted by the Corporation on March 9, 1990 (the "Plan");

     B. In accordance with Section 23 of the Plan, the Corporation has reserved the right to amend the Plan at any time; and

     C. The Corporation desires to amend the Plan.

     NOW, THEREFORE, the Plan is hereby amended, effective as of the date of the Plan, as follows:

     1. The following provision shall be added immediately following the first full paragraph of Paragraph 5 of the Plan, entitled "Maximum Number of Shares Subject to Plan":

          "Notwithstanding any other provision in this Plan, no employee of the Corporation or a subsidiary may receive options, stock appreciation rights, restricted stock awards or any combination thereof for more than 1,000,000 shares of common stock of the Corporation over the term of the Plan, as provided in Paragraph 23. For purposes of this 1,000,000 share per-employee limitation, there shall be taken into account all shares covered by stock options and stock appreciation rights granted, and all restricted stock awards, to an employee regardless of whether such stock options or stock appreciation rights expire or terminate without being fully exercised or whether such restricted stock awards are forfeited back to the Corporation."

     2. The phrase "the 1,000,000 share per-employee limitation" shall be added immediately after the words "stock appreciation rights," in the first sentence, third line of the third paragraph of Paragraph 5 of the Plan, entitled "Maximum Number of Shares Subject to Plan".

                                PULTE CORPORATION

         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PULTE CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 18, 2000

William J. Pulte and Robert K. Burgess, and each of them, with full power of substitution and resubstitution, are hereby authorized to represent and vote the stock of the undersigned as the undersigned's proxy at the Annual Meeting of Shareholders to be held May 18, 2000, and at any adjournment or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE FOLLOWING PROPOSALS: THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, THE ELECTION TO ADOPT THE PULTE CORPORATION 2000 STOCK PLAN FOR NONEMPLOYEE DIRECTORS, THE ELECTION TO ADOPT THE PULTE CORPORATION 2000 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES, THE ELECTION TO ADOPT THE PULTE CORPORATION LONG TERM INCENTIVE PLAN AND THE ELECTION TO ADOPT AN AMENDMENT TO THE PULTE CORPORATION 1990 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES.

--------------------------------------------------------------------------------
     PLEASE MARK, DATE AND SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING
         THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE
                            UNITED STATES OF AMERICA.
--------------------------------------------------------------------------------
Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


      HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

      ---------------------------            ---------------------------

      ---------------------------            ---------------------------

      ---------------------------            ---------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

                                PULTE CORPORATION

The undersigned hereby acknowledges receipt of the notice of said Annual Meeting of Shareholders, the proxy statement relating thereto and the Annual Report for 1999.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all that said attorneys and proxies, or other substitutes, may do by virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all the powers of said attorneys and proxies.

The signature of shareholder should correspond exactly with the name stenciled hereon. Joint owners should sign individually. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

1.   The Election of three Directors for terms expiring in 2003.

                                     FOR ALL          WITH-         FOR ALL
                                     NOMINEES         HELD           EXCEPT
              DEBRA J. KELLY-ENNIS     [ ]            [ ]             [ ]
              PATRICK J. O'MEARA       [ ]            [ ]             [ ]
              ALAN E. SCHWARTZ         [ ]            [ ]             [ ]


     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. The Election to adopt the Pulte Corporation 2000 Stock Plan for Nonemployee Directors.
                                      FOR          WITHHELD        AGAINST
                                     [    ]         [    ]         [    ]

3. The Election to adopt the Pulte Corporation 2000 Stock Incentive Plan for Key Employees.
                                      FOR         WITHHELD        AGAINST
                                     [    ]        [    ]         [    ]

4.   The Election to adopt the Pulte Corporation Long Term Incentive Plan.
                                       FOR        WITHHELD        AGAINST
                                     [    ]        [    ]         [    ]

5. The Election to adopt an amendment to the Pulte Corporation 1990 Stock Incentive Plan for Key Employees.
                                        FOR          WITHHELD        AGAINST
                                      [    ]          [    ]         [    ]

6. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

     Mark box at right if an address change or comment has been noted on the
     reverse side of this card.        [   ]

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.       Date:
                                                       -------------------------

Shareholder sign here                          Co-owner sign here
                      -------------------------                   --------------

DETACH CARD                                                          DETACH CARD